SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                January 21, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                             Synovus Financial Corp.
                             -----------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                     1-10312                    58-1134883
--------------              ---------------             ---------------
(State of                    (Commission File           (IRS Employer
  Incorporation)              Number)                    Identification Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (706) 649-2267
              (Registrant's telephone number, including area code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events.
-------  ------------

         On January 21, 2004, Synovus Financial Corp. ("Registrant") issued a press release with respect to its earnings for the year ended December 31, 2003.

         A copy of Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

           (c)      Exhibits

                    99.1 - Registrant's press release dated January 21, 2004
                           (filed for purposes  of Items 5 and 12).

                    99.2 - Supplemental Information prepared for use with
                           the press release (furnished for purposes of Items 9 and 12).

Item 9.  Regulation FD Disclosure.
-------  ------------------------

Item 12. Results of Operations and Financial Condition.
-------  ---------------------------------------------

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On January 21, 2004, the Registrant issued a press release and will hold an investor call and webcast to disclose financial results for the year ended December 31, 2003. The Supplemental Information for use at this investor call is furnished herewith as Exhibit 99.2 and incorporated into Item 9 and Item 12 by reference.

         On January 21, 2004, Registrant issued a press release with respect to its earnings for the year ended December 31, 2003. A copy of Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYNOVUS FINANCIAL CORP.
                                           ("Registrant")


Dated: January 21, 2004                      By:/s/ Kathleen Moates
       -----------------------                  --------------------------------
                                                   Kathleen Moates
                                                   Senior Deputy General Counsel














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